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                                                                    EXHIBIT 23.1





                       CONSENT OF INDEPENDENT ACCOUNTANTS




         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of Wallace Computer Services, Inc. of our reports dated September 11, 2001 included in Wallace Computer Services, Inc.'s form 10-K for the year ended July 31, 2001, and to all references to our firm included in this Registration Statement.



/s/ ARTHUR ANDERSEN LLP


Chicago, Illinois
March 11, 2002